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FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

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SETTLEMENT PERIOD:  July 1997           PAYMENT DATE:   8/15/97

As of the Record Date:
Series C Invested Amount ....................................................     $135,000,000
Series C Pool Factor ........................................................    1.00000000000

Series D (Class A and B) Invested Amount ....................................     $109,260,000
Series D (Class A and B) Pool Factor ........................................    1.00000000000

Subordinated Series 1995-1 Invested Amount ..................................      $30,000,000
Subordinated Series 1995-1 Pool Factor ......................................    1.00000000000

Variable Funding Certificate (VFC) Invested Amount ..........................      $17,000,000

For the Settlement Period:                                                                          Per $1,000
                                                                                                    ----------

Gross Collections for the Settlement Period .................................     $260,741,897         $895.22
Defaulted Amount for the Settlement Period ..................................          430,000            1.48
Recoveries for the Settlement Period ........................................                0            0.00

Certificate/Fee Distribution on:   8/15/97

     Interest on the Series C Certificates ..................................      $699,788.96           $2.40
     Interest on the Series D - Class A Certificates ........................       508,889.97            1.75
     Interest on the Subordinated Series 1995-1 Certificates ................       171,266.99            0.59
     Interest on the Series D - Class B Certificates ........................        51,269.63            0.18
     Principal of the Series C Certificates .................................             0.00            0.00
     Principal of the Series D - Class A Certificates .......................             0.00            0.00
     Principal on the Subordinated Series 1995-1 Certificates ...............             0.00            0.00
     Principal of the Series D - Class B Certificates .......................             0.00            0.00
     Servicing Fee ..........................................................       586,629.87            2.01
                                                                                --------------      ----------
                         Total of distributions .............................    $2,017,845.42           $6.93
                                                                                ==============      ==========

VFC activity for the July 1997 Settlement Period:

     Beginning principal of the Variable Funding Certificate ................   $27,000,000.00
     Principal from the Variable Funding Certificateholder ..................     2,000,000.00
     Principal to the Variable Funding Certificateholder ....................   (12,000,000.00)
                                                                                --------------
     Ending principal of the Variable Funding Certificate ...................   $17,000,000.00
                                                                                ==============


     Interest for the Settlement Period for the VFC .........................      $100,793.60           $0.35
     Liquidity Fees for the Settlement Period for the VFC ...................        17,269.00            0.06
                                                                                --------------      ----------
     Total VFC Interest and Liquidity Fees for the Settlement Period ........      $118,062.60           $0.41
                                                                                ==============      ==========

As of the end of the July 1997 Settlement Period:

Subordinated Amounts:
    Series C Certificates ...................................................      $31,666,667
    Series D - Class A Certificates .........................................      $23,456,790
    Variable Funding Certificate  (VFC) .....................................       $3,987,654
Aggregate Subordinated Transferor Amount ....................................     $ 37,847,345

Cash Collateral Account balance .............................................               $0
Collection Account balance ..................................................       $3,608,000
Excess Funding Account balance ..............................................      $10,400,000

  -    Amounts per $1,000 are in relation to the aggregated Invested Amount (Series C and D, the VFC and Subordinated Series
       1995-1) as of the Record Date.
  -    Interest is for the Interest Accrual Period ending August 14th.
  -    The Series C Certificate Rate was 6.01969% for this Interest Accrual Period.
  -    The Series D - Class A Certificate Rate was 5.90969% for this Interest Accrual Period.
  -    The Subordinated Series 1995-1 Certificate Rate was 6.62969% for this Interest Accrual Period.
  -    The Series D - Class B Certificate Rate was 6.42969% for this Interest Accrual Period.
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